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                                                                   EXHIBIT 10.30


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                         REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

                      BAYARD DRILLING TECHNOLOGIES, INC.,


                             DLB OIL AND GAS, INC.

                                      AND

              DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION




                                OCTOBER 16, 1997


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                         REGISTRATION RIGHTS AGREEMENT

                       BAYARD DRILLING TECHNOLOGIES, INC.


                 This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of October 16, 1997, is made by and among Bayard Drilling Technologies, Inc., a Delaware corporation (the "Company"), DLB Oil and Gas, Inc., an Oklahoma corporation ("DLB"), and Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ").


                                  WITNESSETH:


                 WHEREAS, DLB, the Company, Bonray Acquisition Corp. ("Newco") and Bonray Drilling Corporation ("Bonray") have entered into that certain Agreement and Plan of Merger, dated as of October 9, 1997 (the "Merger Agreement");

                 WHEREAS, upon the terms and conditions set forth in the Merger Agreement, (i) Newco will be merged with and into Bonray and (ii) the outstanding capital stock of Bonray will be converted into an aggregate of 3,015,000 shares (the "Acquired Shares") of common stock, par value $0.01 per share ("Common Stock"), of the Company, all of which shares will initially be issued to and held by DLB (as the former holder of all of the outstanding capital stock of Bonray);

                 WHEREAS, immediately after the consummation of the transactions contemplated by the Merger Agreement, DLB intends to transfer 60,000 of the Acquired Shares (the "DLJ Shares") to DLJ; and

                 WHEREAS, the Merger Agreement provides that the Company will enter into this Agreement in order to grant certain registration rights to DLB and DLJ;

                 NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the mutual benefits to be gained by the performance thereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereto hereby agree as follows:

                 SECTION 1. Definitions. For purposes of this Agreement, the terms set forth below shall have the following respective meanings:





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                 "Acquired Shares" has the meaning set forth in the Recitals hereto.

                 "Bonray" has the meaning set forth in the Recitals hereto.

                 "Commission" means the Securities and Exchange Commission.

                 "Common Stock" has the meaning set forth in the Recitals hereto.

                 "Company" has the meaning set forth in the Preamble hereto.

                 "Demand Registration" has the meaning set forth in Section 3(b) hereof.

                 "Demand Registration Request" has the meaning set forth in
Section 3(a) hereof.

                 "Demand Registration Request Initiator" has the meaning set forth in Section 3(a) hereof.

                 "Distributing Party" means DLB or, if applicable, the DLB Successor.

                 "DLB Distribution" means (i) the distribution by the Distributing Party of the Registrable Shares held by it to the DLB Shareholders (whether in the form of a dividend payable on shares of capital stock of the Distributing Party or in any other form not involving the payment of any cash consideration or any other consideration whatsoever, other than (if applicable) the surrender, exchange or cancellation of shares of capital stock of the Distributing Party) or (ii) any other transaction resulting directly or indirectly in the distribution or transfer of the Registrable Shares to the DLB Shareholders which has been approved by the Company, acting through its Board of Directors (it being understood that the Company shall consider in good faith the approval of any distribution or transfer referred to in clause (ii) above and the Company, DLB and the Distributing Party shall endeavor in good faith to structure such distribution or transfer in such a way as to meet the business objectives of each of the parties).

                 "Distribution Registration Effective Date" has the meaning set forth in Section 2(b) hereof.




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                 "Distribution Registration Initiator" has the meaning set
forth in Section 2(a) hereof.

                 "Distribution Registration Notice" has the meaning set forth in Section 2(b) hereof.

                 "Distribution Registration Period" has the meaning set forth in Section 2(b) hereof.

                 "Distribution Registration Statement" has the meaning set forth in Section 2(a) hereof.

                 "DLB" has the meaning set forth in the Preamble hereto.

                 "DLB Group" means the holders of 51% or more of the Registrable Shares owned of record by the group comprised of DLB, DLJ and all DLB Permitted Transferees.

                 "DLB Permitted Transferee" means (i) Michael Liddell, (ii) Mark Liddell or (iii) Charles E. Davidson or (iv) any other Person to whom DLB or a DLB Permitted Transferee has transferred Acquired Shares which represent 51% or more of the Acquired Shares, so long as such Person identified in any of clauses (i) through (iv) executes a counterpart to this Agreement, agreeing to be bound by the terms hereof.

                 "DLB Shareholders" means (i) if the Distributing Party is DLB, the shareholders of DLB or (ii) if the Distributing Party is the DLB Successor, the Persons who were shareholders of DLB immediately prior to the merger, transfer of assets or other transaction in which the DLB Successor acquired 51% or more of the Registrable Shares.

                 "DLB Successor" means any Person who is a successor to DLB (whether as result of a merger, transfer of assets or any other transaction) and, as such, acquires 51% or more of the Registrable Shares, so long as (i) the only Persons who have any right to receive a distribution of such Registrable Shares from such successor or have any other beneficial interest in such Registrable Shares are the DLB Shareholders and (ii) such successor executes a counterpart to this Agreement, agreeing to be bound by the terms hereof.




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                 "DLJ" has the meaning set forth in the Preamble hereto.

                 "DLJ Shares" has the meaning set forth in the Recitals hereto.

                 "Holdback Agreements" has the meaning set forth in Section 5 hereof.

                 "Included Securities" has the meaning set forth in Section 7 hereof.

                 "Indemnified Party" has the meaning set forth in Section 8(c) hereof.

                 "IPO Date" means the date of consummation of a Qualified IPO.

                 "Issuer Indemnified Party" has the meaning set forth in
Section 8(c) hereof.

                 "Merger Agreement" has the meaning set forth in the Recitals hereto.

                 "Participating Holders" has the meaning set forth in Section 7 hereof.

                 "Person" means an individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization or governmental entity or any department, agency or political subdivision thereof.

                 "Piggyback Registration" has the meaning set forth in Section 3(a) hereof.

                 "Qualified IPO" means (i) one or more underwritten public offerings of Common Stock pursuant to one or more effective registration statements filed under the Securities Act, resulting in an aggregate of at least $25 million of net proceeds, after deducting underwriting discounts and commission and other expenses, to the Company or (ii) any merger, consolidation or other business combination transaction that results in any equity securities of the Company being registered under Section 12 of the Securities Exchange Act.

                 "Registrable Shares" means the Acquired Shares and any securities of the Company issued or issuable with respect to any Acquired Shares by way of stock dividend or stock split or in connection with a combination or subdivision of




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shares, recapitalization, reorganization or otherwise; provided, however, that
Registrable Shares shall not include any shares (i) the sale of which has been registered pursuant to a registration statement filed under the Securities Act which has been declared effective or (ii) which may be otherwise transferred without restriction (including volume restrictions) under Rule 144 or any similar successor rule or provision then in force.

                 "Registration Expenses" has the meaning set forth in Section 7 hereto.

                 "Requesting Holders" has the meaning set forth in Section 3(a) hereto.

                 "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations promulgated thereunder, all as the same may be in effect from time to time.

                 "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations promulgated thereunder, all as the same may be in effect from time to time.

                 "Selling Holder" means a holder who is selling Registrable Shares which are registered pursuant to the Securities Act as contemplated by this Agreement.

                 "Selling Indemnified Party" has the meaning set forth in
Section 7(a) hereto.

                 "Share Value" means (i) prior to a Qualified IPO, the book value per share of Common Stock, as determined by dividing Total Equity as of the date of the most recent quarterly or year-end financial statements of the Company by the total number of shares of Common Stock issued and outstanding as of the date of such financial statements, assuming the exercise of all options, rights, warrants and other securities convertible into or exchangeable or exercisable for shares of Common Stock and (ii) after a Qualified IPO, the average market price per share of Common Stock on the principal national securities exchange or quotation system on which the Common Stock is then traded or quoted for the ten day trading period ending on the day prior to the determination date.

                 "Total Equity" means the sum of the par value, capital surplus and retained earnings attributable to the Common Stock, other than shares of Common Stock




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held in treasury of the Company, as determined in accordance with United States generally accepted accounting principles plus the paid in value of any preferred stock or other security that is convertible into Common Stock.

                 SECTION 2.       Distribution Registration.

                          (a)     Request for Distribution Registration.
Subject to the limitations set forth in this Section 2, at any time DLB, the DLB Successor, or any of the Persons identified in clause (i), (ii) or (iii) of the definition of the term "DLB Permitted Transferee" on behalf of the DLB Successor (the "Distribution Registration Initiator"), shall have the right to require the Company to file with the Commission (i) a "shelf" registration statement on an appropriate form filed pursuant to Rule 415 under the Securities Act or (ii) a registration statement on an appropriate form (not filed pursuant to Rule 415 under the Securities Act) which is acceptable to the Company and the Distribution Registration Initiator (the "Distribution Registration Statement") solely for the purposes of registering the Registrable Shares held by the Distributing Party (other than any Registrable Shares held by DLJ) in connection with the Distribution.

                          (b)     Registration by the Company.  If the
Distribution Registration Initiator gives written notice (the "Distribution Registration Notice") to the Company of the exercise of the registration rights granted pursuant to this Section 2, the Company shall (i) file the Distribution Registration Statement with the Commission within 45 days of the date of receipt of the Distribution Registration Notice, (ii) use its reasonable best efforts to cause the Distribution Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof and (iii) use its reasonable best efforts to keep the Distribution Registration Statement effective for a period (the "Distribution Registration Period") terminating on the date which is the earlier of (x) the date which is four months after the date on which the Distribution Registration Statement is declared effective (the "Distribution Registration Effective Date") or (y) the date on which the Distribution has been completed; provided, however, that in the event it is necessary for the Company to file a post-effective amendment to the Distribution Registration Statement during the Distribution Registration Period in order to comply with applicable provisions of the Securities Act, it shall not constitute a violation of this paragraph (b) if, as a result of the filing of such amendment, the Distribution Registration Statement is not available to effect the Distribution until such time as such amendment is





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declared effective by the Commission (it being understood that the Company shall use its reasonable best efforts to cause such amendment to be declared effective under the Securities Act as promptly as practicable after the filing thereof).

                          (c)     Plan of Distribution.  The Company further
agrees that, at the request of Demand Registration Initiator, it will supplement or amend the Distribution Registration Statement as promptly as reasonably practicable in order to update from time to time any information with respect to the manner in which the Distribution will be effected by the Distributing Party.

                          (d)     Distribution Registration Limitations.  The
registration rights set forth in this Section 2 may be exercised only in accordance with the following limitations:

                                  (i)      The Company shall not be obligated
                 to effect any registration pursuant to this Section 2 if the Company's counsel delivers an opinion to the Distributing Party, which opinion is reasonably satisfactory to counsel for the Distributing Party to the effect that the Distribution may be effected as planned by the Distributing Party without registration thereof.

                                  (ii)             If (A) in the good faith
                 judgment of the Board of Directors of the Company, a registration pursuant to this Section 2 would be seriously detrimental to the Company (or any proposed acquisition or disposition of assets or properties) and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of the Distribution Registration Statement at such time, and (B) the Company shall furnish to the Distributing Party a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for the Distribution Registration Statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for the period during which such disclosure would be seriously detrimental; provided, however, that the Company may not exercise its right to defer the filing of the Distribution Registration Statement in accordance with this subparagraph
                 (ii) until the expiration of the 120-day period after the IPO Date and, after the expiration of such period, may




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                 not defer the filing of such registration statement for more than 60 days (in the case of a deferral during the first year after the IPO Date) or 120 days (in the case of a deferral at any time after the first anniversary of the IPO Date) after receipt of the Distribution Registration Notice; and provided further, that the Company shall give written notice to the Distributing Party immediately after the reason for deferring the filing of the registration statement has ceased to exist.

                                  (iii)            The Distribution
                 Registration Notice shall not be delivered by the Distribution Registration Initiator prior to the IPO Date.

                                  (iv)             In no event shall the
                 Company be required to file more than one Distribution Registration Statement pursuant to this Section 2.

                 SECTION 3.       Demand Registration.

                          (a)     Requests for Registration.  Subject to the
limitations set forth in this Section 3, at any time the DLB Group may request the Company to register under the Securities Act, on the number of occasions specified in clause (iv) of Section 3(c), all or any part of the Registrable Shares held by the DLB Group (a "Demand Registration Request"). Within 10 days of receipt by the Company of a Demand Registration Request, the Company shall give written notice of such request to all other holders of Registrable Shares. Such holders shall have the right to join the Demand Registration Request by delivery of written notice to the Company of such intention, which notice shall include the number of Registrable Shares that each such additional holder intends to have the Company register in response thereto. The Person or group of Persons making the Demand Registration Request shall be referred to herein as the "Demand Registration Request Initiator." All holders of Registrable Shares that request to participate in any such demand registration shall be referred to herein as "Requesting Holders."

                          (b)     Registration by the Company.  Unless the
Company has the right to refuse registration pursuant to Section 3(c) hereof, the Company shall file a registration statement under the Securities Act covering the Registrable Shares which are the subject of any Demand Registration Request as soon as practicable after receipt by the Company of any such Demand Registration Request (each,




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a "Demand Registration"); provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company (or any proposed acquisition or disposition of assets or properties) and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish all Requesting Holders a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for the period during which such disclosure would be seriously detrimental; provided, however, that the Company may not defer the filing of a registration statement for a period of more than 120 days after receipt of the Demand Registration Request of the Requesting Holders, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve-month period and shall give written notice to the Requesting Holders immediately after the reason for deferring the filing of the registration statement has ceased to exist. The Company shall not be required to register any Registrable Shares during any period in which it has exercised its deferral right as aforesaid.

                          (c)     Demand Registration Limitations.  The demand
registration rights set forth in this Section 3 may be exercised only in accordance with the following limitations:

                                  (i) The DLB Group shall have the right to exercise demand registration rights under this Section 3 only after the earlier to occur of (x) 180 days after the IPO Date or (y) the first anniversary of the date of this Agreement.

                                  (ii)       The holders of Registrable Shares
                 shall not have any right to exercise demand registration rights under this Section 3 at any time after the third anniversary of the IPO Date.

                                  (iii)      The Company shall not be required
                 to make any Demand Registrations pursuant to this Section 3 unless the aggregate Share Value of all Registrable Shares proposed to be registered in connection therewith shall equal or exceed $20 million.




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                                  (iv)       The DLB Group shall have the right
                 to require the Company to file up to two Demand Registrations with the Commission; provided, however, that the Company shall be required to effect not more than one Demand Registration pursuant to this clause (iv) unless and until it is qualified to register the Registrable Shares on Form S-3 promulgated under the Securities Act.

                                  (v)        Provided the Company is actively
                 employing in good faith all reasonable efforts to cause such registration statements to become effective, the Company shall not be required to make any Demand Registration pursuant to this Section 3 during the period ending 90 days after the effective date of any registration under the Securities Act by the Company of shares of Common Stock or other equity securities, other than in connection with an employee benefit plan, dividend reinvestment plan or merger, consolidation or other business combination.

                          (d)     Priority on Demand Registrations.  The
registration statement filed pursuant to the Demand Registration Request of the Requesting Holders may, subject to the limitations set forth below, include other securities of the Company, with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company. If a Demand Registration is an underwritten public offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Shares and other securities requested to be included exceeds the number of Registrable Shares and other securities which can be sold in such offering, the Company shall include in such registration, prior to the inclusion of any securities to be sold by the Company or any other securities which are not Registrable Shares, (i) first, the number of Registrable Shares requested to be included by the Demand Registration Request Initiator and (ii) second, the number of Registrable Shares requested to be included, pro rata among the Requesting Holders other than the Demand Registration Request Initiator on the basis of the number of Registrable Shares owned by such Requesting Holders.

                          (e)     Underwriters.  The managing underwriter or
underwriters for any Demand Registration shall be selected by the holders of a majority of the Registrable Shares to be included in such Demand Registration, which managing underwriter or underwriters shall be reasonably acceptable to the Company.



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                 SECTION 4.       Piggyback Registration.

                          (a)     Right to Piggyback.  If at any time the
Company proposes to file a registration statement under the Securities Act with respect to any underwritten offering of any securities of the Company, other than (i) a registration statement on Form S-4 or S-8 (or any substitute form for comparable purposes that may be adopted by the Commission), (ii) a registration statement filed in connection with an exchange offer or an offering of securities solely to the Company's existing security holders or
(iii) the Distribution Registration Statement, the Company shall in each case give written notice (a "Piggyback Registration Notice") of such proposed filing of such registration statement (a "Piggyback Registration") to all holders of Registrable Shares as soon as practicable, but in no event less than 20 days before the anticipated filing date, and shall, subject to Section 4(b) hereof, include in such registration statement all Registrable Shares with respect to which the Company has received written requests for inclusion therein within 15 days after the Piggyback Registration Notice is received by all such holders.

                          (b)     Priority in Piggyback Registrations.  If the
managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in a registration exceeds the number which can be sold in such offering, the Company shall include in such registration (i) first, the securities of the Company proposed to be registered as described in the Piggyback Registration Notice and (ii) second, the Registrable Shares requested to be included in such registration, pro rata among the holders of all such Registrable Shares and other securities requested to be included on the basis of the then number of Registrable Shares and other securities requested to be included by each such holder.

                          (c)     Right to Withdraw.  Notwithstanding anything
to the contrary, neither the delivery of a Piggyback Registration Notice by the Company nor of the request by the holder of Registrable Shares shall in any way obligate the Company to file, or the holder of Registrable Shares to have such shares included in, a registration statement under this Section 4 and, notwithstanding such filing, the Company may, at any time prior to the effective date thereof, in its sole discretion, determine not to offer the securities to which the registration statement relates without liability to any of the holders of the Registrable Shares,




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and any holder may determine not to include its Registrable Shares therein without liability.

                          (d)     Selection of Underwriters. The managing
underwriter or underwriters for any Piggyback Registration shall be selected by the Company, by action of the Board of Directors.

                 SECTION 5. Holdback Agreements. In the event that Registrable Shares are registered by the Company pursuant to Section 3 or 4 hereof, the holders of any such Registrable Shares shall enter into such agreements, including underwriting agreements and lock-up agreements, as the managing underwriter of any underwritten public offering registered under the Securities Act shall reasonably request (collectively, "Holdback Agreements"); provided, however, that (i) with respect to an initial public offering of shares of Common Stock, such Holdback Agreements shall not exceed a period of 14 calendar days prior to, and 180 calendar days after, the effective date of such registration, and (ii) with respect to any subsequent registrations, such Holdback Agreements shall not exceed a period of 14 calendar days prior to, and 120 calendar days after, the effective date of such registration.

                 SECTION 6. Registration Procedures. Whenever the holders of Registrable Shares have requested that any Registrable Shares be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

                          (a)     prepare and file with the Commission a
registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, in any case not to exceed six months (or, in the case of a Distribution Registration Statement, for such period as is specified in Section 2 hereof);

                          (b)     prepare and file with the Commission such
amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not more than six months (or, in the case of a Distribution Registration Statement, for such period as is specified in
Section 2 hereof) and comply with the provisions of the Securities Act with respect to the disposition of all securities




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covered by such registration statement during such period in accordance with the intended methods of disposition by the Selling Holders set forth in such registration statement;

                          (c)     furnish, without charge, to each Selling
Holder and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, in each case including all exhibits, the prospectus included in such registration statement, including each preliminary prospectus, and such other documents as each such Selling Holder or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by each such Selling Holder or the sale of such securities by such underwriters;

                          (d)     use its best efforts to register or qualify
such Registrable Shares under the securities or blue sky laws of such jurisdictions as each Selling Holder shall reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable each such Selling Holder to consummate the disposition in such jurisdictions of the Registrable Shares owned by such Selling Holder, provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

                          (e)     (i) cause all such Registrable Shares covered
by such registration statement to be listed on the principal securities exchange on which shares of Common Stock are then listed, if any, if the listing of such Registrable Shares is then permitted under the rules of such exchange, or (ii) if shares of Common Stock are not then so listed, cause all such Registrable Shares to be listed on a national securities exchange or, failing that, secure designation of all such Registrable Shares as a Nasdaq Stock Market "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or, failing that, secure Nasdaq Stock Market authorization for such shares and, without limiting the generality of the foregoing, take all actions that may be required by the Company as the issuer of such Registrable Shares in order to facilitate the managing underwriter's arranging for the registration of at least two market makers as such with respect to such shares with the National Association of Securities Dealers, Inc.;





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                          (f)     provide and cause to be maintained a transfer
agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

                          (g)     enter into such customary agreements,
including underwriting agreements in customary form, and take all such other actions as the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares;

                          (h)      upon receipt of such confidentiality
agreements as the Company may reasonably request, make reasonably available for inspection by the Selling Holders, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such Selling Holders or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such Selling Holder, underwriter, attorney, accountant or agent in connection with such registration statement;

                          (i)     promptly notify each Selling Holder, (i) of
the time when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective and (ii) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Shares for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose;

                          (j)     notify each Selling Holder of any requests by
the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                          (k)     prepare and file with the Commission,
promptly upon the request of any Selling Holder, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel selected by the holders of a majority of the Registrable Shares being registered, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of Registrable Shares by such Selling Holder;




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                          (l)     prepare and promptly file with the
Commission, and promptly notify each Selling Holder of the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

                          (m)     advise each Selling Holder, promptly after
the Company shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                          (n)     provide notice within a reasonable amount of
time prior to the filing of any registration statement or prospectus of any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to each Selling Holder and refrain from filing any such registration statement, prospectus, amendment or supplement to which counsel selected by the holders of a majority of the Registrable Shares being registered shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, unless, in the case of an amendment or supplement, the Company reasonably believes the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law;

                          (o)     at the request of any Selling Holder in
connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement: (i) an opinion of counsel, addressed to the underwriters and the Selling Holders, covering such matters as such underwriters may reasonably request, including, without limiting the generality of the foregoing, opinions to the effect that (A) such registration statement has become effective under the Securities Act; (B) to the best of such counsel's knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (C) the registration statement, the prospectus, and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, except that such counsel need express no opinion as to financial statements or other financial or statistical data contained therein; and (ii) a "cold comfort" letter or letters from the independent certified public accountants of the Company addressed to the underwriters and the Selling Holders, covering such matters as such underwriters may reasonably request, in which letters such accountants shall state, without limiting the generality of the foregoing, that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants the financial statements and other financial data of the Company included in the registration statement, the prospectus, or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act;

                          (p)     deliver promptly to each Selling Holder and
each underwriter, if any, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement, other than those portions of any such correspondence and memoranda which contain information subject to attorney-client privilege with respect to the Company;

                          (q)     provide a CUSIP number for all Registrable
Shares, not later than the effective date of the registration statement;

                          (r)     make reasonably available its employees and
personnel and otherwise provide reasonable assistance to the underwriters, taking into account the needs of the Company's business and the requirements of the marketing process, in the marketing of Registrable Shares in any underwritten offering;

                          (s)     promptly prior to the filing of any document
which is to be incorporated by reference into the registration statement or the prospectus, after the initial filing of such registration statement, provide copies of such document to counsel to the Selling Holders of Registrable Shares and to the managing underwriter, if any, and make the Company's representatives reasonably available for discussion of such document and make such changes in such document prior to the filing thereof as counsel for such Selling Holders or underwriters may reasonably request;

                          (t)     furnish to each Selling Holder and the
managing underwriter, without charge, at least one signed copy of the registration statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, including those incorporated by reference;

                          (u)     comply with all applicable rules and
regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement, and in any event within 16 months thereafter, an earnings statement (which need not be audited) covering the period of at least 12 consecutive months beginning with the first day of the Company's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

                          (v)     take all such other commercially reasonable
actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Shares.

                 SECTION 7.       Registration Expenses.

                          (a)     Except as otherwise expressly provided
herein, all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, including a blue sky survey and the related fees and expenses of counsel, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and its independent certified public accountants, and other Persons (including experts) retained by the Company, and all other fees and disbursements of underwriters customarily paid by issuers or sellers of securities (all such expenses being herein called "Registration Expenses") shall be paid as follows:

                                  (i)      In the case of a registration
                 effected by the filing of a Distribution Registration
                 Statement pursuant to Section 2 hereof, by the Company; provided, however, that any Registration Expenses incurred in connection with or pursuant to the Company's obligation to keep the Distribution Registration Statement effective or to supplement or amend the Distribution Registration Statement pursuant to Section 2(c) hereof shall be paid by the Distributing Party.

                                  (ii) In the case of a Demand Registration pursuant to Section 3 hereof, by the Selling Holders and all other holders (collectively, the "Participating Holders") of Registrable Shares and other securities, if any (collectively, the "Included Securities"), being sold pursuant to a registration statement filed as contemplated thereby (or, if satisfactory arrangements for the reimbursement thereof shall be agreed to in advance by the Company and such holders, shall be paid by the Company and reimbursed by the Participating Holders), pro rata among the Participating Holders on the basis of the number of the Included Securities being sold by each of them; provided, however, that to the extent that any Included Securities are not sold and the Participating Holder who owns such Included Securities does not receive any proceeds, directly or indirectly, then such Participating Holder shall not be obligated to reimburse the Company for such Participating Holder's pro rata share of the Registration Expenses. In addition, each Participating Holder shall pay all underwriting discounts, commissions or similar charges attributable to the sale of Included Securities.

                          (b)     The Company shall pay its internal expenses,
including without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties, the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Company and the expenses and fees for listing the securities so registered on each securities exchange on which any shares of common stock are then listed or on the Nasdaq Stock Market.

                 SECTION 8.       Indemnification and Contribution.

                          (a)     Indemnification by the Company.  The Company
shall indemnify and hold harmless to the fullest extent permitted by law each Selling Holder, its officers, directors, fiduciaries, stockholders, partners (and the directors, officers, employees and stockholders thereof) and agents and each person, if any, who controls such Selling Holder within the meaning of Section

15 of the Act or Section 20 of the Securities Exchange Act (collectively, the "Selling Indemnified Parties" and, individually, a "Selling Indemnified Party"), from and against any and all losses, claims, damages, whether in contract, tort or otherwise, liabilities, expenses, actions and proceedings, whether commenced or threatened, in respect thereof, including reasonable costs of investigation, counsel fees and amounts paid in settlement, whatsoever (as incurred or suffered) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or preliminary, final or summary prospectus relating to the Registrable Shares or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such Selling Holder or on such Selling Holder's behalf expressly for use therein. The Company shall also indemnify any underwriters of the Registrable Shares, their officers, partners and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Selling Indemnified Parties provided in this Section 8 or to provide such other indemnification customarily obtained by underwriters at the time of offering.

                          (b)     Conduct of Indemnification Proceedings.  If
any action or proceeding, including any governmental investigation, shall be brought or asserted against any Selling Indemnified Party in respect of which indemnity may be sought from the Company, the Company shall, at its expense, assume the defense thereof, including the employment of counsel reasonably satisfactory to such Selling Indemnified Party. Such Selling Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Selling Indemnified Party unless (i) the Company has agreed to pay such fees and expenses, (ii) the Company fails to diligently defend the action or proceeding within 20 days after receiving notice from the Selling Indemnified Party that the Selling Indemnified Party believes the Company has so failed or (iii) the named parties to any such action or proceeding, including any impleaded parties, include both such Selling Indemnified Party and the Company, and such Selling Indemnified Party shall have been advised by counsel that there may be a conflict of interest between any of the parties, or that representation of the

Selling Indemnified Party and the Company is otherwise inappropriate under applicable standards of professional conduct, or one or more legal defenses are available to such Selling Indemnified Party which are different from or additional to those available to the Company; in which case, if such Selling Indemnified Party notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Selling Indemnified Party; it being understood, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such Selling Indemnified Parties, which firm shall be designated in writing by a majority of the Selling Indemnified Parties. The Company shall not be liable for any settlement of any such action or proceeding effected without the Company's written consent, but if settled with its written consent, which consent shall not be unreasonably withheld or delayed, or if there be a final judgment no longer subject to appeal for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless such Selling Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

                          (c)     Indemnification by Holders of Registrable
Shares. Each Selling Holder shall severally, but not jointly, indemnify and hold harmless the Company, its directors, officers, fiduciaries, stockholders and agents and each person, if any, who controls the Company within the meaning of either Section 15 of the Act or Section 20 of the Securities Exchange Act (collectively, the "Issuer Indemnified Parties" and, individually, an "Issuer Indemnified Party" and, together with a Selling Indemnified Party an "Indemnified Party"), to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with respect to information furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Shares, or any amendment or supplement thereto, or any preliminary prospectus; provided, however, that to the extent that this indemnity arises from any untrue statement or alleged untrue statement or omission or alleged omission contained in any registration statement (other than the Distribution Registration Statement) or in any prospectus relating to the Registrable Shares (other than a prospectus used in connection with the

Distribution) or in any amendment or supplement thereto, the liability of each Selling Holder shall be limited to the amount of the gross proceeds received by such Selling Holder from the offering. In case any action or proceeding shall be brought against an Issuer Indemnified Party, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Issuer Indemnified Parties shall have the rights and duties given to such Selling Holder, by the preceding
Section 8(b)hereof. Each Selling Holder shall also severally, but not jointly, indemnify and hold harmless underwriters of the Registrable Shares, their officers, directors, fiduciaries, stockholders and agents and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 8.

                          (d)     Contribution.  If the indemnification
provided for in this Section 8 is unavailable to any Indemnified Party in respect of any losses, claims, damages, liabilities, expenses, actions or proceedings referred to herein, then each such indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities, expenses, actions and proceedings (i) as between the Issuer Indemnified Parties and the Selling Indemnified Parties on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Issuer Indemnified Parties and the Selling Indemnified Parties on the one hand and the underwriters on the other from the offering of the Registrable Shares, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuer Indemnified Parties and the Selling Indemnified Parties on the one hand and of the underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, expenses actions or proceedings, as well as any other relevant equitable considerations and (ii) as between the Issuer Indemnified Parties, on the one hand, and each Selling Indemnified Party on the other, in such proportion as is appropriate to reflect the relative fault of the Issuer Indemnified Parties and of each Selling Indemnified Party in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Issuer Indemnified Parties and the Selling Indemnified Parties on the one hand and the underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering, net of underwriting discounts and commissions but before deducting expenses, received by the Issuer Indemnified Parties and the Selling Indemnified Parties bear to the total underwriting discounts and commissions received by the underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Issuer Indemnified Parties and the Selling Indemnified Parties on the one hand and of the underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer Indemnified Parties and the Selling Indemnified Parties or by the underwriters. The relative fault of the Issuer Indemnified Parties on the one hand and of each Selling Indemnified Party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                          The Company and the Selling Holders hereby agree that
it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation, even if the underwriters were treated as one entity for such purpose, or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities, expenses, actions or proceedings referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Shares of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each Selling Holder's obligation to contribute is several in the proportion that the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering, and not joint.

                          (e)     Settlement or Compromise.  No indemnifying
party shall without the written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder, whether or not the Indemnified Party is an actual or potential party to such action or claim, unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Party.

                          (f)     Rights not Exclusive.  The indemnity
agreements contained in this Section 8 shall be in addition to any other rights to indemnification or contribution which any Indemnified Party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Shares by any such party.

                 SECTION 9. Compliance with Rule 144. When it is first legally required to do so, the Company shall register a class of securities under Section 12 of the Securities Exchange Act, and commence to file reports under Section 13 or 15(d) of the Securities Exchange Act. Thereafter at the request of any holder who proposes to sell securities in compliance with Rule 144 promulgated by the Commission under the Securities Act, the Company shall
(i) forthwith furnish to such holder a written statement of compliance with the filing requirements of the Commission as set forth in Rule 144 as such rule may be amended from time to time and (ii) timely file and make available to the public and such holders such reports and other information as will enable the holders to make sales pursuant to Rule 144.

                 SECTION 10. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements, (b) provides all such information as is reasonably required to effect such registration and completes and executes all undertakings, questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements or applicable laws, and (c) complies with all other reasonable requests of the managing underwriter and with the Company and complies with all other reasonable requests related to such registration.

                 SECTION 11. Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

                 SECTION 12. Amendments and Waivers. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the Company and the holders of a majority of the Registrable Shares. Any waiver, permit, consent or approval of any kind or character on the part of any such holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing.

                 SECTION 13. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not.

                 SECTION 14. Final Agreement. This Agreement constitutes the final agreement of the parties hereto concerning the matters referred to herein, and supersedes all prior agreements and understandings with respect to the subject matter hereof.

                 SECTION 15. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                 SECTION 16. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

         SECTION 17. Notices. Any notices required or permitted to be sent hereunder shall be delivered by hand, by telex or telecopier, or by certified or registered mail, postage prepaid and return receipt requested, or delivered by overnight courier service to the following addresses, or such other addresses as shall be given by notice delivered hereunder. Notices shall be deemed to have been given upon delivery, if delivered by hand, three business days after mailing, if mailed, or one business day after delivery to the courier, if delivered by overnight courier service, and upon receipt of an appropriate electronic confirmation, if by telex or telecopier:

                 If to the holders of Registrable Shares, to the addresses set forth on the stock record books of the Company.

                          If to the Company, to:

                          Bayard Drilling Technologies, Inc.
                          4005 Northwest Expressway
                          Suite 550E
                          Oklahoma City, Oklahoma 73116
                          Telecopy: (405) 840-9553
                          Attention:  President

                 SECTION 18. Governing Law. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in that state.

                 SECTION 19. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and the Company.

                 IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                BAYARD DRILLING TECHNOLOGIES, INC.


                                By: /s/ JAMES E. BROWN
                                   --------------------------------------------
                                   James E. Brown
                                   President


                                DLB OIL & GAS, INC.

                                By: /s/ MARK LIDDELL
                                   --------------------------------------------
                                Name:  Mark Liddell
                                      -----------------------------------------
                                Title: President
                                      -----------------------------------------

                                DONALDSON, LUFKIN & JENRETTE
                                   SECURITIES CORPORATION

                                By:   /s/ IVY DODES
                                    -------------------------------------------
                                Name: Ivy Dodes
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------